SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): AUGUST 12, 2002

ARROW ELECTRONICS, INC.
(Exact Name of Registrant as Specified in Charter)

            NEW YORK                                                1-4482
    (State or Other Jurisdiction                               (Commission File
          of Incorporation)                                           Number)

25 HUB DRIVE, MELVILLE, NEW YORK

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (516) 391-1300

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure

      On August 12, 2002, each of the Principal Executive Officer, Stephen P. Kaufman, and Principal Financial Officer, Paul J. Reilly, of Arrow Electronics, Inc. submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

      A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2).

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ARROW ELECTRONICS, INC.

                                         By:  /s/ Peter S. Brown
                                              Name:  Peter S. Brown
                                              Title: Senior Vice President

                                  EXHIBIT INDEX

The following exhibits are filed herewith:

Exhibit          Description

99.1        Statement Under Oath of Principal Executive Officer dated July 31, 2002

99.2        Statement Under Oath of Principal Financial Officer dated July 31, 2002